                                                Exhibit 23(a)




                          INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this registration statement of SCANA Corporation on Form S-8 of our report dated February 7, 1996 appearing in and incorporated by reference in the Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 1995.





s/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Columbia, South Carolina
December 30, 1996




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